UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 22, 2006
                                                --------------------------------

                           The First Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)

          Mississippi                    33-94288              64-0862173
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 (State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)               File Number)        Identification No.)

          6480 U.S. Hwy 98 West, Hattiesburg, MS                 39402
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (601) 268-8998
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 8.01   Other Events

     On February 22, 2006, The First Bancshares, Inc. issued a press release announcing that its Board of Directors has approved a two for one stock split of the Company's common stock effected in the form of a 100% stock dividend. The record date for shareholders entitled to receive additional shares is March 1, 2006, for distribution on March 15, 2006.

     On February 23, 2006, The First Bancshares, Inc. issued a press release announcing that it has filed an application to list its common stock on the NASDAQ Capital Market.

Item 9.01   Exhibits

(c) Exhibits
99.1  Press Release dated February 22, 2006
99.2  Press Release dated February 23, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         The First Bancshares, Inc.
                                         (Registrant)


Date:  February 23, 2006

                                         /s/ David E. Johnson
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                                         Name:  David E. Johnson
                                         Title: Chairman of the Board and CEO